December 8, 2025

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Attention: Vice President – Mutual Funds

Re: RiverNorth Short Prime Unicorn Fund 2028, Inc.; RiverNorth Long Prime Unicorn Fund 2028, Inc. (the “Funds”)

Ladies and Gentlemen:

Please be advised that the undersigned Funds have been incorporated and each has registered as a management investment company under the Investment Company Act of 1940, as amended.

In accordance with Section 20.5, the Additional Funds and Portfolios provision, of the Master Custodian Agreement, dated as of March 3, 2014, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Funds hereby requests that State Street act as Custodian for the new Funds under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Appendix A attached hereto. In connection with such request, the undersigned Funds hereby confirm, as of the date hereof, its representations and warranties set forth in Section 20.6 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Funds.

Sincerely,

RIVERNORTH SHORT PRIME UNICORN FUND 2028, INC.

By	/s/ Marcus Collins
Name: Marcus Collins
Title: Secretary and Chief Compliance Officer

RIVERNORTH LONG PRIME UNICORN FUND 2028, INC.

By	Marcus Collins
Name: Marcus Collins
Title: Secretary and Chief Compliance Officer

Information Classification: Limited Access

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:
Effective Date:

Information Classification: Limited Access

APPENDIX A TO

MASTER CUSTODIAN AGREEMENT

RiverNorth Funds
RiverNorth/Oaktree High Income Fund – RiverNorth
RiverNorth/Oaktree High Income Fund – Oaktree
RiverNorth/Oaktree High Income Fund – Collateral
RiverNorth/Oaktree High Income Fund – Collateral FBO Goldman Sachs
RiverNorth/Oaktree High Income Fund – Collateral FBO REFLOW

RiverNorth/DoubleLine Strategic Income Fund – RiverNorth
RiverNorth/DoubleLine Strategic Income Fund – Collateral FBO REFLOW
RiverNorth/DoubleLine Strategic Income Fund – Collateral FBO Goldman Sachs
RiverNorth/DoubleLine Strategic Income Fund – DoubleLine 1
RiverNorth/DoubleLine Strategic Income Fund – DoubleLine 2

RiverNorth Opportunistic Municipal Income Fund, Inc.
RiverNorth Opportunistic Municipal Income Fund, Inc. – Collateral
RiverNorth Opportunistic Municipal Income Fund, Inc. – MacKay Shields
RiverNorth Opportunistic Municipal Income Fund, Inc. – MacKay Shields Collateral
RiverNorth Opportunistic Municipal Income Fund, Inc. – MacKay Shields TOBs

RiverNorth Managed Duration Municipal Fund, Inc.
RiverNorth Managed Duration Municipal Fund, Inc. – RN Collateral
RiverNorth Managed Duration Municipal Fund, Inc. – MacKay
RiverNorth Managed Duration Municipal Fund, Inc. – MacKay Collateral
RiverNorth Managed Duration Municipal Fund, Inc. – MacKay TOB

RiverNorth DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth DoubleLine Strategic Opportunity Fund, Inc. – RiverNorth
RiverNorth DoubleLine Strategic Opportunity Fund, Inc. - DoubleLine

RiverNorth Flexible Municipal Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund, Inc. – RiverNorth
RiverNorth Flexible Municipal Income Fund, Inc. – RN Collateral
RiverNorth Flexible Municipal Income Fund, Inc. – MacKay
RiverNorth Flexible Municipal Income Fund, Inc. – MacKay Collateral

RiverNorth Flexible Municipal Income Fund II, Inc.
RiverNorth Flexible Municipal Income Fund II, Inc. – RiverNorth
RiverNorth Flexible Municipal Income Fund II, Inc. – RN Collateral
RiverNorth Flexible Municipal Income Fund II, Inc. – MacKay
RiverNorth Flexible Municipal Income Fund II, Inc. – MacKay Collateral

Information Classification: Limited Access

EXHIBIT A

RiverNorth Specialty Finance Corporation
RiverNorth Specialty Finance Corporation – RN Collateral

RiverNorth Managed Duration Municipal Income Fund II, Inc.
RiverNorth Managed Duration Municipal Income Fund II, Inc. – RiverNorth
RiverNorth Managed Duration Municipal Income Fund II, Inc. – MacKay

RiverNorth Opportunities Fund, Inc.

RiverNorth Short Prime Unicorn Fund 2028, Inc.

RiverNorth Long Prime Unicorn Fund 2028, Inc.

Information Classification: Limited Access